Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Daily Assets Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Daily Assets Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                 /s/Richard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Deutsche Daily Assets Fund, a
                                                  series of Scudder
                                                  Institutional Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Daily Assets Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Daily Assets Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                 /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Deutsche Daily Assets Fund, a
                                                  series of Scudder
                                                  Institutional Funds